UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: June 16, 2004


                              U.S. Gold Corporation
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                          1-02714                       84-1533604
---------------                   ------------                 ----------------
(State or other                   (Commission                    (IRS Employer
jurisdiction of                   File Number)                 Identification #)
incorporation)


             2201 Kipling Street, Suite 100, Lakewood, CO 80215-1545
             -------------------------------------------------------
                     (Address of Principal Executive Office)


                                 (303) 238-1438
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events and Regulation FD Disclosure
--------------------------------------------------

     On June 16, 2004, U.S. Gold Corporation issued a news release which reported its joint venture partner and project manager, BacTech Mining Corporation, at the Tonkin Springs mine in Eureka County, Nevada is initiating an exploration program and continues moving permit amendments forward to begin gold production. The full text of the news release is being filed as an exhibit to this Report.


Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)      Exhibits:

         99.1     News Release dated June 16, 2004







                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          U.S. GOLD CORPORATION



                                          By: /s/ William W. Reid
                                              ----------------------------------
                                                William W. Reid
                                                President



Dated:  June 16, 2004